UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

U.S. WELL SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Boulevard Suite 1800
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 832 562-3730

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (0.0001 par value)	USWS	NASDAQ Global Select Market
Warrants	USWSW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, U.S. Well Services, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 20, 2022, at which the stockholders of the Company approved a proposal to authorize the Board of Directors of the Company (the “Board”), to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) in order to implement a reverse stock split of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), at a ratio of not less than one-for-two (1:2) and not greater than one-for-ten (1:10), with the exact ratio to be determined by the Board in its discretion (the “Reverse Split”).

Pursuant to the authority granted by the holders of the Company Common Stock, on May 20, 2022, the Board approved a final ratio for the Reverse Split of 1-for-6 (1:6). On August 4, 2022, the Company filed a Certificate of Amendment to the Charter (the “Amendment”) with the Secretary of State of the State of Delaware to effect the Reverse Split at a ratio of 1-for-6 (1:6). The Reverse Split will become effective as of 11:59 p.m. Eastern Time on August 4, 2022 (the “Effective Time”). As a result of the Reverse Split, at the Effective Time, every six (6) shares of issued and outstanding Common Stock were automatically converted into one (1) issued and outstanding share of Common Stock, without any change in the par value per share.

The Reverse Split will affect all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s equity. No fractional shares were issued as a result of the Reverse Split. Stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Split will receive an additional full share of Common Stock. No stockholders will receive cash in lieu of fractional shares.

There will be no change in the number of authorized shares of Common Stock that the Company will have the authority to issue. Proportional adjustments will be made to the number of shares of Common Stock issuable upon exercise or conversion of the Company’s equity awards, convertible preferred stock and warrants, as well as the applicable exercise price.

Stockholders with shares in brokerage accounts should direct any questions concerning the reverse stock split to their broker; all other stockholders may direct questions to the Company’s transfer agent, Continental Stock Transfer & Trust, at 800-509-5586 or cstmail@continentalstock.com.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 4, 2022, the Company issued a press release announcing the Reverse Split. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information disclosed under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Important Information for Investors and Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between the Company and ProFrac Holdings Corp. (“ProFrac”). In connection with this proposed transaction, ProFrac will prepare and file with the SEC a registration statement on Form S-4 containing a proxy statement/information statement/prospectus jointly prepared by the Company and ProFrac, and other related documents. The proxy statement/information statement/prospectus will contain important information about the proposed transaction and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY AND PROFRAC WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PROFRAC AND THE PROPOSED TRANSACTION.

Stockholders of the Company may obtain free copies of the registration statement, the proxy statement/information statement/prospectus and other relevant documents filed by the Company and ProFrac with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company and ProFrac with the SEC are also available free of charge on the Company’s website at www.uswellservices.com and ProFrac’s website at www.pfholdingscorp.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in Solicitation

The Company and ProFrac and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the transaction. Information regarding the officers and directors of the Company is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 20, 2022, as amended from time to time, with respect to the 2022 Annual Meeting of Stockholders of the Company and in the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2022. Information regarding the officers and directors of ProFrac is included in ProFrac’s final prospectus relating to its initial public offering (File No. 333-261255) declared effective by the SEC on May 12, 2022. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy materials and other materials to be filed with the SEC in connection with the transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of U.S. Well Services, Inc., dated as of August 4, 2022.
99.1	Press Release, dated as of August 4, 2022.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. WELL SERVICES, INC.

Date:	August 4, 2022	By:	/s/ Josh Shapiro
Josh Shapiro Chief Financial Officer